UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2008

                            MARINE EXPLORATION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                      000-24637                91-1890338
          --------                      ---------                ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                535 Sixteenth Street, Suite 820, Denver, CO 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 459-2485



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The company reported a sale of 225,000,000 restricted common shares on Form 8-K on November 25, 2008 to WestMountain Asset Management. It was mutually agreed that this agreement and subsequent sale be rescinded ab initio based upon a mutual mistake of fact by both WestMountain and Marine. This agreement was corrected to reflect the sale of 175,000,000 restricted common shares for $50,000.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The Company has entered into a Subscription Agreement with WestMountain Asset Management ("WestMountain") whereby West Mountain purchased 175,000,000 shares of our common stock for $50,000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 13, 2009

                                          MARINE EXPLORATION, INC.



                                          By: /s/  Miguel Thomas Gonzalez
                                              --------------------------------
                                              Miguel Thomas Gonzalez, Secretary